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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 13, 1997



                                  FOSSIL, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                                              75-2018505
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       2280 N. GREENVILLE
        RICHARDSON, TEXAS                                           75082
(Address of principal executive                                  (Zip Code)
          offices)



      Registrant's telephone number, including area code:  (972) 234-2525



                               (NOT APPLICABLE)
          (Former name or former address, if changed since last report)



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ITEM 8.  CHANGE IN FISCAL YEAR

     On March 13, 1997, the Board of Directors of Fossil, Inc. (the "Company") approved a change in the Company's fiscal year from a calendar year basis to a fiscal 4-4-5 calendar year basis to be effective beginning January 1, 1997. The fiscal quarter ending periods for fiscal 1997 of the Company will be April 5, 1997; July 5, 1997; October 4, 1997; and January 3, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FOSSIL, INC.


Dated: March 18, 1997                           By: /s/ Randy S. Kercho
                                                    ----------------------------
                                                    Randy S. Kercho
                                                    Executive Vice President and
                                                    Chief Financial Officer